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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 11, 2005

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-25434                                      04-3040660
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  (Commission File Number)                (I.R.S. Employer Identification No.)

    15 Elizabeth Drive, Chelmsford, MA                  01824
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 (Address of Principal Executive Offices)             (Zip Code)

                                 (978) 262 2400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On July 11, 2005, the Company issued a press release announcing its update of prior guidance for Q3 of fiscal 2005, ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

        Limitation on Incorporation by Reference. The information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

  EXHIBIT
  NUMBER    DESCRIPTION
  -------   --------------------------------------------------------------------
    99.1    Press release dated July 11, 2005 of Brooks Automation, Inc. (the
            "Company") announcing updated guidance for Q3 fiscal 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 11, 2005                       BROOKS AUTOMATION, INC.


                                          By: /s/ Robert W. Woodbury, Jr.
                                              ---------------------------
                                              Robert W. Woodbury,
                                              Senior Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

  EXHIBIT
  NUMBER    DESCRIPTION
  -------   --------------------------------------------------------------------
    99.1    Press release dated July 11, 2005 of Brooks Automation, Inc. (the
            "Company") announcing updated guidance for Q3 fiscal 2005.